CHANGE IN CONTROL, CONFIDENTIALITY,
AND NONCOMPETITION AGREEMENT

This Agreement is effective as of the 29th day of June, 2005 by and between BAR HARBOR BANKSHARES, a Maine corporation with its principal office at 82 Main Street, P.O. Box 400, Bar Harbor, ME 04609-0400 , and (Named Executive) of (primary residence) , (the "Executive").

W I T N E S S E T H:

WHEREAS, Bar Harbor Bank & Trust is a wholly owned first tier banking subsidiary of Bar Harbor Bankshares and Bar Harbor Trust Services is a second tier non-depository trust company subsidiary of Bar Harbor Bankshares; and

WHEREAS, the Executive is an officer and employee of the Employer as defined below; and

WHEREAS, the Employer desires to enhance the ability of the Employer to retain the services of the Executive and to reward the Executive for his or her valuable, dedicated service to the Employer in the event of his or her termination of employment in connection with a change in control of the Employer as defined herein.

NOW, THEREFORE, the parties hereto do hereby agree as follows:

1. Definitions

1.1.    Bank shall mean Bar Harbor Bank & Trust.

1.2.    Base Compensation shall mean the annual base salary payable by the Employer to the Executive, and except as otherwise expressly provided for in this Agreement, excluding any bonuses, incentive compensation and other forms of additional compensation.

1.3     Cause shall be deemed to exist only in the event the Executive is convicted by a court of competent jurisdiction of a felony involving dishonesty or fraud on the part of the Executive in his or her relationship with the Employer.

 1.4.     Change in Control shall mean the occurrence of any one of the following events:

(a) Any person, including a group (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) becomes the beneficial owner (as determined pursuant to Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Bar Harbor Bankshares representing more than fifty percent (50%) of the combined voting power of Bar Harbor Bankshares' then outstanding securities, other than as a result of an issuance of securities initiated by Bar Harbor Bankshares in the ordinary course of its business; or

(b) Bar Harbor Bankshares is party to a Business Combination (as hereinafter defined) unless, following consummation of the Business Combination, more than fifty percent (50%) of the outstanding voting securities of the resulting entity are beneficially owned, directly or indirectly, by the holders of Bar Harbor Bankshares' outstanding voting securities immediately prior to the Business Combination in substantially the same proportions as those existing immediately prior to the Business Combination; or

(c) The stockholders of Bar Harbor Bankshares approve a plan of complete liquidation of Bar Harbor Bankshares or an agreement for the sale or disposition by Bar Harbor Bankshares of all or substantially all of Bar Harbor Bankshares' assets to another person or entity that is not a wholly owned subsidiary of Bar Harbor Bankshares.

For purposes of this Section 1.4, a Business Combination means any cash tender or exchange offer, merger or other business combination, sale of stock, or sale of all or substantially all of the assets, or any combination of the foregoing transactions.

For purposes of this Section 1.4, a Change in Control shall exclude any internal corporate change, reorganization or other such event, which occurred prior to or may occur following the date of this Agreement.

1.5.     Date of Termination shall mean:

(a) If the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination for Disability is given by the Employer to the Executive and the Executive shall not have returned to the performance of his duties on a full-time basis during such thirty (30) day period;

(b) If the Executive's employment is terminated by the Employer for Cause or by the Executive for Good Reason, the date specified in the Notice of Termination, but not earlier than the date on which such Notice of Termination is given; and

(c) If the Executive's employment is terminated or terminates for any other reason, the date on which the Executive ceases to perform services for the Employer as a common law employee.

1.6.    Disability shall mean a permanent and total disability (as defined in the Employer's long term disability plan) which is incurred by the Executive while he is employed by the Employer and which makes the Executive eligible to receive a disability income under the Employer's long term disability insurance plan. Such disability shall be deemed to exist only if an application for benefits is filed with the administrator of the Employer's long term disability insurance plan by or on behalf of the Executive and is approved by the administrator, each in the manner described in such long term disability insurance plan.

1.7.    Employer shall mean Bar Harbor Bankshares, the Bank, and Trust Services.

1.8.    Good Reason shall mean, unless the Executive consents to such action, a reduction in the Executive's compensation that does not apply generally to all senior executive officers of the Employer, a material reduction in the duties of the Executive, or a change in the principal worksite of the Executive to a location that is more than fifty (50) road miles from his/her primary office location.

1.9.    Holding Company shall mean Bar Harbor Bankshares, its subsidiaries and affiliates.

1.10. Notice of Termination shall mean the notice provided pursuant to Section 3.

1.11. Trust Services shall mean Bar Harbor Trust Services.

2. Severance Benefits.

In the event that: (a) the Employer terminates the Executive's employment other than as a result of normal retirement, Disability, death and other than for Cause, or the Executive terminates his or her employment for Good Reason; and (b) the Executive's termination of employment occurs in anticipation of or within one year after a Change in Control of Bar Harbor Bankshares, then the Employer shall pay the Executive the severance benefits described in this Section 2. The Executive's termination of employment shall be deemed to be in anticipation of a Change in Control if it occurs within the twelve (12) month period prior to the occurrence of the Change in Control.

The severance benefits described in this Section 2 shall equal the following:

(a) The Executive shall receive twelve equal installment payments beginning the first of the month following their Date of Termination. The total of all such installment payments shall equal one times the Executive's Base Compensation, determined as of the Date of Termination.

(b) The Employer shall continue for a period of twelve consecutive months following the Date of Termination pay to the Executive an amount equal to the Employer’s contribution share of any medical, health, dental and life insurance benefits which the Executive is eligible to receive on the Date of Termination.

(c) In the event of a Change of Control, all stock options granted but unexercised under the Bar Harbor Bankshares and Subsidiaries Incentive Stock Option Plan of 2000 or any other subsequent equity plan shall become 100% vested immediately prior to any such Change of Control. These grants will remain subject to all other terms and conditions in the Bar Harbor Bankshares and Subsidiaries Incentive Stock Option Plan of 2000 or any subsequent equity plan.

The Executive shall not be required to mitigate the amount of any severance benefits described in this Section 2 by seeking other employment.

3. Notice of Termination.

Any termination of the Executive's employment by the Employer due to Disability or for Cause, or by the Executive due to Good Reason, shall be communicated by written Notice of Termination to the other party. Notwithstanding the above, however, the Executive shall not be entitled to give a Notice of Termination that the Executive is terminating employment for Good Reason more than six (6) months following the occurrence of the event alleged to constitute Good Reason.

A Notice of Termination must indicate the specific provisions in this Agreement which are relied upon as the basis for the termination of the Executive's employment, and must also set forth in reasonable detail the facts and circumstances claimed to provide the basis for such termination under the provisions so indicated.

4. Loss of Severance Benefits.

If the Employer shall terminate the Executive's employment due to Disability or for Cause, or if the Executive shall terminate his or her employment other than for Good Reason, or if the Executive shall die, then the Executive shall have no right to receive any severance benefits under this Agreement.

5. No Other Benefits Payable.

(a) If the Executive is entitled to receive the severance benefits described in Section 2 of this Agreement, he shall not be entitled to receive: (i) any severance benefits under the terms of any general severance pay policy or plan of the Employer or any successor company; or (ii) any other compensation, benefits or payments under the terms of any other plan of, or agreement with, the Employer.

(b) Notwithstanding the above, the Executive shall be entitled to receive any compensation, benefits or payments which are specifically authorized by the terms of any plan of, or agreement with, the Employer to be paid in addition to the severance benefits described in Section 2 of this Agreement. Moreover, notwithstanding the above, the Executive shall be entitled to receive, in addition to the severance benefits described in Section 2 of this Agreement, any compensation, benefits or payments which the Executive is entitled to receive under; (i) any incentive compensation plan maintained by the Employer which provides for payment to a terminated employee of incentive compensation earned by the employee prior to his or her termination of employment; or (ii) any payroll plan or policy of the Employer which provides for payment to a terminated employee of any unpaid vacation, holiday or sick pay accrued by the employee prior to his or her termination of employment.

6.         Successors.

(a) The Employer will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Employer to expressly assume and agree to perform its obligations under this Agreement in the same manner and to the same extent that the Employer would be required to perform them if no such succession had taken place. Each such successor shall execute a written agreement evidencing its assumption of the Employer's obligations under this Agreement prior to the effective date of any such purchase, merger, consolidation or other transaction.

(b) The failure of the Employer to obtain from each successor the written agreement described in Section 6(a) shall be a breach of the obligations of the Employer under this Agreement, and shall entitle the Executive to compensation from the Employer in the same amount and on the same terms as he would be entitled hereunder if the Employer had terminated the Executive's employment after a Change in Control other than for Disability or Cause; except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed to be the Date of Termination.

(c) As used in this Section 6, the Employer shall include the Employer, the Holding Company, the Bank, Trust Services and any successor to all or substantially all of the business and/or assets of any of them (whether direct or indirect, by purchase, merger, consolidation or otherwise) which executes and delivers the written agreement described in Section 6(a) or which otherwise becomes bound by all the terms and provisions of this Agreement.

7.         Confidential Information, Non Competition Obligations, and Non-Solicitation.

(a) Confidential Information

The Executive recognizes and acknowledges that certain assets and information of the Employer constitutes Confidential Information.

For purposes hereof, the term "Confidential Information" means any and all information and compilations of information, in whatever form or medium (including any copies thereof), relating to any part of the business of the Employer, Holding Company, the Bank, Trust Services or any of their subsidiaries or affiliates, or any customer information, provided to the Executive, or which the Executive obtained or compiled or had obtained or compiled on his or her behalf, which information or compilations of information are not a matter of public record or generally known to the public, including without limitation:

(i) Financial information regarding the Holding Company, the Bank, or any of their subsidiaries or affiliates;

(ii) Personnel data, including compensation arrangements relating to the Executive or any other employees of the Employer;

(iii) Internal plans, practices, and procedures of the Employer;

(iv) The names, portfolio information, investment strategies, requirements, lending or deposit information, personally identifiable financial information as provided for under State and Federal law, or any similar information of or relating to any customers, clients, or prospects of the Employer;

(v) Business methods and marketing strategies of the Employer;

(vi) Any other information expressly deemed confidential by the officers and directors of the Employer; and

(vii) The terms and conditions of this Agreement and any documents or instruments executed in connection herewith that is not of public record.

The Executive shall not, without the prior written consent of the Employer, use or disclose, or negligently permit any unauthorized person to use, disclose, or gain access to, any Confidential Information.

Upon termination of employment, the Executive hereby agrees to deliver promptly to the Employer all memoranda, notes, records, manuals, or other documents, including all copies of such materials, containing Confidential Information, whether made or compiled by the Executive or furnished to him from any source by virtue of the Executive’s relationship with the Employer.

Regardless of the reason for his or her cessation of employment, the Executive will furnish such information as may be in the Executive’s possession and cooperate with the Employer as may reasonably be requested in connection with any claims or legal actions in which the Employer is or may become a party. The Employer will reimburse the Executive for any reasonable out-of-pocket expenses the Executive incurs in order to satisfy his or her obligations under this clause.

(b) Non-Competition Obligations

In consideration of the covenants of the Employer contained herein, the Executive covenants and agrees with the Employer that, during the " Non-Compete Period" (as hereinafter defined) and within a one hundred fifty (150) "air" mile radius from Bar Harbor, Maine (the "Market Area"), the Executive shall not directly or indirectly:

(i) Advise any past, present, or future customers (all as defined as relationships in effect at any time on or after the date of payments commencing under this agreement and extending for a period of one year following) of the Employer to withdraw, curtail, or cancel his or her or its business with the Employer;

(ii) Cause, suggest, or induce others to call on any past, present, or future customers (all as defined as relationships in effect at any time on or after the date of payments commencing under this agreement and extending for a period of one year following) of the Employer; or

The "Non-Compete Period" shall commence on the date hereof and terminate one (1) year after the cessation of the Executive’s employment with the Employer and all of its affiliates, regardless of reason, whether or not pursuant to this Agreement.

(c) Non-Solicitation of Employees

While employed by the Employer, and for one (1) year following cessation of his or her employment with the Employer and all of its affiliates for any reason, the Executive shall not, directly or indirectly, by any means or device whatsoever, for himself or on behalf of, or in conjunction with, any other person, partnership or corporation, solicit, entice, hire, or attempt to hire or employ any employee of the Employer.

8.         Reformation; Injunctive Relief.

(a) All the parties hereto acknowledge that the parties have carefully considered the nature and scope of this Agreement. The activities, period and area covered by Section 7 are expressly acknowledged and agreed to be fair, reasonable and necessary. To the extent that any covenant contained in this Agreement is held to be invalid, illegal or unenforceable because of the extent of activities, duration of such covenant, the geographic area covered thereby, or otherwise, the parties agree that the court making such determination shall reform such covenant to include as much of its nature and scope as will render it enforceable to protect to the maximum extent permissible the legitimate business interests of the Employer and, in its reduced form, said covenant shall be valid, legal and enforceable to the fullest extent of the law. The invalidity or unenforceability of any provision of this Agreement, after reformation as provided for in this Section 8, shall not affect any other provision hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

(b) The Executive acknowledges and agrees that, upon any breach by the Executive of his or her obligations under this Agreement hereof, the Employer will have no adequate remedy at law, and accordingly will be entitled to specific performance and other appropriate injunctive and equitable relief, notwithstanding any other provision herein to the contrary. Nothing herein shall be construed as prohibiting the Employer from pursuing any other remedies available to it, including the recovery of damages from the Executive.

9.         Mediation and Arbitration.

Excepting only violations of Section 7 of this Agreement, if the Executive and the Employer have any dispute whatsoever relating to the interpretation, validity or performance of this Agreement, or any other dispute arising out of this Agreement, every reasonable attempt will be made to resolve any differences or dispute within thirty (30) days of an issuance of written notice by either party to the other party.

If a successful resolution of any differences or dispute has not been achieved to the satisfaction of both parties at the end of the 30-day period, the following steps will be used:

Except for violations of Section 7 of this Agreement or as otherwise expressly provided hereunder, the parties agree that any and all differences or disputes arising out of the Executive’s employment or cessation of employment, including but not limited to any dispute, controversy, or claim arising under any federal, state, or local statute, law, ordinance or regulation or under this Agreement, shall be resolved exclusively by Alternative Dispute Resolution described in this Agreement ("ADR"). The initiation of ADR shall first require mediation, and the parties agree to first try to settle any dispute through mediation. Mediation shall be initiated by either party by the serving of a written notice of intent to mediate (a "Mediation Notice") by one party upon the other. If no resolution has been mutually agreed through mediation within forty-five (45) days of service of a Mediation Notice, then and only then may the dispute be submitted to arbitration. Arbitration shall be initiated by the serving of a written notice of intent to arbitrate (an "Arbitration Notice") by one party upon the other. Notwithstanding the foregoing, nothing in this Agreement shall be deemed to preclude the Employer from seeking temporary or permanent injunctive relief and/or damages from a court of competent jurisdiction with respect to any breach of this Agreement.

In the event that a party wishes to initiate ADR, a Mediation Notice must be served on the other party within six (6) months from the date on which the claim arose. If the parties cannot mutually agree on a mediator, then a mediator shall be selected in accordance with the Employment Mediation Rules of the American Arbitration Association.

In the event that mediation is unsuccessful and arbitration is initiated, it shall be conducted under the National Rules of the Resolution of Employment Disputes of the American Arbitration Association. There shall be a single arbitrator to be agreed upon by the parties, provided that, if the parties are unable to agree upon a single arbitrator, each party shall name an arbitrator and the two so named shall name a third arbitrator The arbitration proceedings shall be heard by the arbitrator(s) and the decision of the arbitrator, or the majority of the panel if one has been selected, shall be final and binding on the parties. Judgment upon the arbitration award may be entered in any court of competent jurisdiction. An Arbitration Notice must be served on the other party within one (1) year from the date on which the claim arose, and the failure to bring such a claim within such one-year period shall constitute a waiver of such claim and an absolute bar to any further proceedings in any forum with respect to it. All mediation and arbitration proceedings shall be conducted in Bangor, Maine, unless the parties otherwise agree in writing.

The Employer will pay the cost of any mediation proceeding under this Agreement. The cost of any arbitration proceeding will be shared equally by the parties to the dispute; provided, however, that, if the dispute is resolved in favor of the Executive, such cost shall be paid in full by the Employer.

10.         Post-Termination Obligations.

All payments and benefits due to the Executive under this Agreement shall be subject to the Executive's compliance with this Section 7 for one full year following the Executive's Date of Termination. The Executive shall, upon reasonable notice, furnish such information and assistance to the Employer as may reasonably be required by the Employer in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party.

11.        General Provisions.

(a) All notices required by this Agreement shall be in writing and shall be sufficiently given if delivered personally or mailed by registered mail or certified mail, return receipt requested, to the parties at their then current addresses. All notices shall be deemed to have been given as of the date so delivered or mailed.

(b) This Agreement contains the entire transaction between the parties, and there are no other representations, warranties, conditions or agreements relating to the subject matter thereof.

(c) The waiver by any party of any breach or default of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

(d) This Agreement may not be changed orally but only by an agreement in writing executed on behalf of the party against which enforcement of any waiver, change, modification, consent or discharge is sought.

(e) This Agreement shall be binding upon and inure to the benefit of the Employer and the Executive and their respective successors, assigns, heirs and legal representatives (including, but not limited to, any successor of the Employer described herein).

(f) Each of the parties agrees to execute all further instruments and documents and to take all further action as the other party may reasonably request in order to effectuate the terms and purposes of this Agreement.

(g) This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

(h) This Agreement shall be construed pursuant to and in accordance with the laws of the State of Maine. Actions brought by the Employer under this Agreement shall be subject to the exclusive jurisdiction of the state and federal courts of Maine. Both parties consent to the personal jurisdiction of such courts for such actions.

(i) The Executive acknowledges that he has had a full and complete opportunity to review the terms, enforceability and implications of this Agreement, and that the Employer has not made any representations or warranties to the Executive concerning the terms, enforceability and implications of this Agreement other than as are reflected in this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the 29th day of June, 2005.

BAR HARBOR BANKSHARES

Witness_________________________                     /s/ Joseph M. Murphy

                                                                                              Jospeh M. Murphy
                                                                                              President and Chief Executive Officer